UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 13, 2009

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 2.02. Results of Operations and Financial Condition.
          On July 22, 2009, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release regarding its financial results for the quarter ended June 30, 2009. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
          As previously announced, OSI is holding a conference call, open to the public, to discuss these results at 5:00 p.m. (Eastern Time) on July 22, 2009. To access the live webcast or the archive via the Internet, log on to www.osip.com. Alternatively, please call 1-888-337-8199 (U.S.) or 1-719-325-2297 (international) to listen to the call. The conference ID number for the live call is 2944263. Telephone replay is available approximately two hours after the call through August 22, 2009. To access the replay, please call 1-888-203-1112 (U.S.) or 1-719-457-0820 (international). The conference ID number is 2944263.
          The attached press release contains, and the conference call will contain, both generally accepted accounting principals, or GAAP, and non-GAAP financial measures for the quarter ended June 30, 2009. The non-GAAP financial measures include adjusted net income from continuing operations and adjusted earnings per share from continuing operations, each of which have directly comparable GAAP financial measures. OSI has provided these non-GAAP financial measures to adjust for the impact of the following expenses:
•	equity-based compensation;

•	imputed interest related to OSI’s 2% Convertible Senior Subordinated Notes due 2025 and 3% Convertible Senior Subordinated Notes due 2038, which results from OSI’s adoption of FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement);”

•	amortization of acquired intangible assets; and

•	non-cash tax expense, which results in an adjustment of OSI’s effective tax rate of approximately 39% to reflect its actual cash tax rate of approximately 3%.
     These items have been adjusted because they are non-cash, non-recurring or not otherwise considered to be core to OSI’s business. Management uses these non-GAAP financial measures internally to evaluate the performance of the business, including the allocation of resources as well as the planning and forecasting of future periods and believes that these results are useful to others in analyzing the core operating performance and trends of OSI for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP and therefore are not necessarily comparable to the financial results of other companies. These non-GAAP measures should be considered as a supplement to, not a substitute for or superior to, the corresponding financial measures calculated in accordance with GAAP.

     The non-GAAP financial measures included in the press release attached hereto as Exhibit 99.1, and in the conference call, have been reconciled to the comparable GAAP financial measures as required under the rules and regulations of the Securities Exchange Commission. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that affect OSI, and therefore should not be considered in isolation of, or as an alternative to, measurements required by GAAP.
          The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
          On July 13, 2009, OSI and Genentech, Inc. announced that SATURN, a pivotal Phase III study of Tarceva® (erlotinib), met a key secondary endpoint of extending overall survival in patients with advanced non-small cell lung cancer who received Tarceva immediately after initial chemotherapy. The new data will be presented during the 13th World Conference on Lung Cancer to be held July 31 to August 4, 2009 in San Francisco, California. A copy of OSI’s press release, dated July 13, 2009, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
          On July 21, 2009 OSI and AVEO Pharmaceuticals, Inc. announced that they expanded their drug discovery and translational research collaboration announced in October 2007. A copy of OSI’s press release, dated July 21, 2009, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated July 22, 2009.
99.2	Press release dated July 13, 2009.
99.3	Press release dated July 21, 2009.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2009	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 22, 2009.
99.2	Press release dated July 13, 2009.
99.3	Press release dated July 21, 2009.